                        DRESDNER RCM CAPITAL FUNDS, INC.
                        SUPPLEMENT DATED OCTOBER 6, 1999
          TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 3, 1999

THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND UNDER THE SUBHEADING "DIRECTORS AND OFFICERS" ON PAGE 18 OF THE STATEMENT OF ADDITIONAL INFORMATION.

JOHN A. KRIEWALL (59) Director. Mr. Kriewall is a Managing Director of Dresdner RCM, with which he has been associated since 1973. He is Co-Chief Investment Officer of the Mid Cap Team and is a member of the Mid Cap Team Management Committee. He received his BS degree from Stanford University and in 1971 received his MBA from Stanford University. Following graduation, he joined the Trust Division of United California Bank and assisted in the founding of its investment counseling subsidiary, Western Asset Management.

THE FOLLOWING INDIVIDUALS REPLACE THE CORPORATE OFFICERS LISTED UNDER THE SUBHEADING "DIRECTORS AND OFFICERS" ON PAGES 19 AND 20 OF THE STATEMENT OF ADDITIONAL INFORMATION.

ANTHONY AIN, (39), President. Mr. Ain is a Managing Director and General Counsel of Dresdner RCM, with which he has been associated since 1992. From 1988 to 1992, he worked for the United States Securities and Exchange Commission, first as Counsel to Commissioner Joseph A. Grundfest, then as a Senior Special Counsel in the SEC's Division of Market Regulation. From 1984 to 1988, he was an associate in the Washington, D.C. office of Fried, Frank, Harris, Shriver & Jacobson, where he practiced securities and banking law.

JUDITH W. O'CONNELL, (35), Vice President. Ms. O'Connell is a Director of Dresdner RCM, with which she has been associated since 1994. She is the Director of Mutual Fund Services and is primarily responsible for overseeing distribution and marketing efforts for investment companies managed by Dresdner RCM. From 1993 to 1994, Ms. O'Connell was with G.T. Capital Management, where she was employed as Director of Mutual Fund Operations. From 1988 to 1993, she worked at the Boston Company Advisors Inc., where she was a Vice President in the Mutual Funds Division responsible for accounting and administration for over fifty international mutual funds.

ROBERT J. GOLDSTEIN, (36), Vice President and Secretary. Mr. Goldstein is a Director and Associate General Counsel of Dresdner RCM, with which he has been associated since 1997. From 1990 to 1996, Mr. Goldstein was an associate in the New York, London and Prague offices of Weil, Gotshal & Manges where his practice primarily focused on private investment and hedge funds, and international transactional and general corporate matters.

KARIN L. BROTMAN, (32), Assistant Secretary. Ms. Brotman is Assistant Fund Counsel of Dresdner RCM, with which she has been associated since 1997. From 1995 to 1997, Ms. Brotman was a Product Manager at Fidelity Investments in their Legal Department, where she was involved in providing legal and compliance support for 1940 Act registered management investment companies. From 1993 to 1995, she was employed as an Account Officer with Fleet Financial Group where she was responsible for negotiating the legal recovery of a distressed asset portfolio.

JENNIE W. KLEIN, (34), Vice President and Treasurer. Ms. Klein is Director of Commingled Fund Services and an Assistant Director of Dresdner RCM, with which she has been associated since 1994. She is responsible for fund administration and shareholder record keeping for the Dresdner RCM products. From 1991 to 1994, Ms. Klein was employed at G.T. Capital Management as the Manager of Financial Reporting and Compliance for their mutual funds. From 1988 to 1991, she was an auditor at KPMG Peat Marwick.

STEVEN L. WONG, (33), Assistant Treasurer. Mr. Wong joined Dresdner RCM in 1994 and is the Manager of Commingled Fund Services. He is responsible for overseeing Dresdner RCM's mutual fund administration which includes financial reporting, compliance, tax reporting, fund accounting, budgeting and shareholder servicing. From 1992 to 1994, Mr. Wong was a senior auditor at KPMG Peat Marwick specializing in the audit of investment companies. From 1991 to 1992, he was a fund accountant with Franklin Funds.